UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2023

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

From June 6, 2023 to June 23, 2023, six holders of warrants to purchase outstanding common stock of Mangoceuticals, Inc. (the “Company”, “we” and “us”), exercised warrants to purchase 474,500 shares of common stock for cash, and paid the Company an aggregate of $474,500 in connection with such exercises (based on the $1.00 per share exercise price of the warrants). Upon such exercises, the Company issued the holders an aggregate of 474,500 shares of common stock.

As of the date of this Current Report on Form 8-K, the Company has outstanding common stock purchase warrants to purchase 1,075,500 shares of common stock with an exercise price of $1.00 per share, and expiration dates ranging from August 16, 2027 through December 22, 2027. The maximum number of shares of common stock issuable upon exercise of the warrants is 1,075,500 shares.

The resale of the shares of common stock issuable upon exercise of the warrants has been registered under the Securities Act of 1933, as amended (the “Securities Act”).

On June 21, 2023, we entered into a Production & Broadcasting Agreement with a consultant to provide television, production, media analysis, and procurement services to the Company. The agreement has a term of three months, and we agreed to issue the consultant $5,000 per month and to issue the consultant 50,000 restricted shares of common stock for the services agreed to be provided to the Company.

The issuances described above were exempt from registration pursuant to Section 4(a)(2), and/or Rule 506 of Regulation D of the Securities Act, since the foregoing issuances did not involve a public offering, the recipients took the securities for investment and not resale, we took take appropriate measures to restrict transfer, and the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: June 23, 2023	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer